UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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 FORM 8-K
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 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 19, 2016

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Codexis, Inc.
(Exact name of Registrant as Specified in its Charter)

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Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
(650) 421-8100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2016, the Compensation Committee of the Board of Directors of Codexis, Inc. (the “Company”) approved increases in the annual base salaries and annual target bonuses of Gordon Sangster, the Company’s Senior Vice President and Chief Financial Officer, and James Lalonde, Ph.D., the Company’s Senior Vice President, Research and Development, with such increases to be effective as of March 1, 2016.
The 2016 annual base salaries and target bonuses for Mr. Sangster and Dr. Lalonde are set forth below:

Name	Title	2016 Base Salary	2016 Target Bonus
Gordon Sangster	Senior Vice President and Chief Financial Officer	$380,000	50%
James Lalonde, Ph.D.	Senior Vice President, Research and Development	$320,000	45%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 23, 2016

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name:	Douglas T. Sheehy
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary